UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)
February 18, 2009
F.N.B. CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-31940	25-1255406

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One F.N.B. Boulevard Hermitage, Pennsylvania	16148

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (724) 981-6000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On February 6, 2009, we appointed Stephen J. Gurgovits as our interim president and chief executive officer. On February 18, 2009, the compensation committee of our board of directors determined that his compensation during the interim period should be the same as his compensation prior to his 2008 retirement of $660,000 per year.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION
By:	/s/ Brian F. Lilly
Brian F. Lilly,
Chief Financial Officer

Date: February 24, 2009